Manning & Napier Fund, Inc.

Supplement dated December 22, 2008 to the

Statement of Additional Information (“SAI”) dated March 1, 2008

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

This supplement applies to the SAI of each of the following series of Manning & Napier Fund, Inc. (the “Fund”): Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Conservative Term Series, and Pro-Blend Maximum Term Series (each a “Series”). It relates to the Class S and I Shares of the Series.

The table of directors and officers in the “Management” section of the SAI is hereby deleted and replaced by the following:

Interested Director and Officer

Name:	B. Reuben Auspitz*

Address:	290 Woodcliff Dr.
Fairport, NY 14450

Age:	61

Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director

Term of Office & Length of Time Served:	Indefinite – Director since 1984. Principal Executive Officer since 2002, President since 2004[1], Vice President 1984 – 2003

Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director: Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member

Number of Portfolios Overseen within Fund Complex:	28

Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Harris H. Rusitzky

Address:	290 Woodcliff Dr.
Fairport, NY 14450

Age:	73

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 1985

Principal Occupation(s) During Past 5 Years:	President - The Greening Group (business consultants) Partner, The Restaurant Group (restaurants)

Number of Portfolios Overseen within Fund Complex:	28

Other Directorships Held Outside Fund Complex:	N/A

Name:	Peter L. Faber

Address:	290 Woodcliff Dr.
Fairport, NY 14450

Age:	70

Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 1987

Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)

Number of Portfolios Overseen within Fund Complex:	28

Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit), New York Collegium (non-profit), Boston Early Music Festival (non-profit)

Name:	Stephen B. Ashley

Address:	290 Woodcliff Dr.
Fairport, NY 14450

Age:	68

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 1996

Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer - The Ashley Group (property management and investment) Director (1995 - 2008) and Chairman (non-executive) (2004 - 2008), Fannie Mae (mortgage)

Number of Portfolios Overseen within Fund Complex:	28

Other Directorships Held Outside Fund Complex:	The Ashley Group

Name:	Paul A. Brooke

Address:	290 Woodcliff Dr.
Fairport, NY 14450

Age:	63

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 2007

Principal Occupation(s) During Past 5 Years:	Chairman & CEO - Alsius Corporation (investments); Managing Member - PMSV Holdings LLC (investments)

Number of Portfolios Overseen within Fund Complex:	28

Other Directorships Held Outside Fund Complex:	Incyte Corporation, ViroPharma, Inc., HLTH Corporation, Cheyne Capital International, MPM Bio-equities, GMP Companies, Houston Pharma

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA

Address:	290 Woodcliff Dr.
Fairport, NY 14450

Age:	45

Current Position(s) Held with Fund:	Vice President

Term of Office & Length of Time Served:	Since 2004[1]

Principal Occupation(s) During Past 5 Years:

Executive Group Member** since 2003 and Co-Director of
Research since 2002 - Manning & Napier Advisors, Inc.

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

Name:	Christine Glavin

Address:	290 Woodcliff Dr.
Fairport, NY 14450

Age:	42

Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer

Term of Office & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001[1]

Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.

Name:	Jodi L. Hedberg

Address:	290 Woodcliff Dr.
Fairport, NY 14450

Age:	41

Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering (AML) Compliance Officer

Term of Office & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004[1]

Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. & affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc.

*	Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as Executive Vice President & Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**	The Executive Group, consisting of senior executive employee-owners, performs the duties of the Office of the Chief Executive of the Advisor.

[1]	The term of office for all officers is one year and until their respective successors are chosen and qualified.

Effective November 1, 2008, the Master Services Agreement between the Fund and Manning & Napier Advisors, Inc. was amended. Accordingly, the last paragraph in the section of the SAI entitled “The Advisor” is hereby deleted and replaced by the following:

The Advisor serves as the Fund’s transfer agent and accounting services agent. The Advisor has entered into an agreement with Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219 (“Citi”) under which Citi serves as sub-transfer agent and sub-accounting services agent. Pursuant to a Master Services Agreement dated November 1, 2003, as amended, between the Fund and the Advisor, the Fund paid the Advisor an annual fee of 0.11% of the Fund’s net assets up to $900 million, 0.07% for the Fund’s net assets between $900 million and $1.5 billion, and 0.04% for net assets over $1.5 billion for fund accounting and transfer agent services for the year ended October 31, 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. For servicing the Pro-Blend Conservative Term Series, Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, and Pro-Blend Maximum Term Series in this capacity for the fiscal years ended October 31, 2005, 2006, and 2007, the Advisor received $833,413, $902,772, and $960,005, respectively. Effective November 1, 2008, the Fund pays the Advisor an annual fee of 0.055% of the Fund’s net assets up to $4.5 billion, 0.03% on the Fund’s net assets between $4.5 billion and $7.5 billion, and 0.02% on net assets over $7.5 billion for fund accounting and transfer agent services. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

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